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
        Form 5500-C/R                           Return/Report of Employee Benefit Plan                        CMB Nos. 1210-0016
                                                                                                                       1210-0089
                                                                                                             --------------------
        Department of the Treasury                (With fewer than 100 participants)                                1998
         Internal Revenue Service        This form is required to be filed under sections 104 and 4065 of the Employee
                                                                                                             --------------------
           Department of Labor             Retirement Income Security Act of 1974 and sections 6039D,         This Form Is Open
       Pension and Welfare Benefits        6047(e), 6057(b), and 6058(a) of the Internal Revenue Code.       to Public Inspection.
              Administration
   Pension Benefit Guaranty Corporation                > See separate instructions
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For the calendar plan year 1998 or fiscal plan year  beginning  October 1, 1998, and ending September 30, 1999.
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     If A(1) through A(4), B, C, and/or D do not apply to this year's return/report,  For IRS Use Only
     leave the boxes unmarked.                                                        EP-ID
                                                                                      --------------------------------------------
     You must  check  either  box A(5) or A(6),  whichever  is  applicable.
     See instructions.
A    This report/return is:                                                      (5)   Form 5500-C filer check here...............
     (1) [ ]  the first return/report filed for the plan;                              [ ]
                                                                                       (Complete only pages 1 and 3 through 6.)
     (2) [ ]  an amended return/report;                                                (Code section 6039D filers see instructions
     (3) [ ]  the final return/report filed for the plan; or                           on page 5.)
     (4) [ ]  a short plan year return/report (less than 12 months).             (6)   Form 5500-R filer check here...............
                                                                                       [ ]
                                                                                       (Complete only pages 1 and 2.  Detach pages
                                                                                       3 through 6 before filing.)  If you checked
                                                                                       box (1) or (3), you must file a Form 5500-C.
                                                                                       (See page 5 of the instructions.)

     IF ANY INFORMATION ON A PREPRINTED PAGE 1 IS INCORRECT, CORRECT IT.  IF ANY INFORMATION IS MISSING, ADD IT.  PLEASE USE
     RED INK WHEN MAKING THESE CHANGES AND INCLUDE THE PREPRINTED PAGE 1 WITH YOUR COMPLETED RETURN/REPORT.

B    Check here if any information reported in 1a, 2a, 2b, or 5a changed since the last return/report for this plan ..........> [ ]
C    If your plan year changed since the last return/report, check here ......................................................> [ ]
D    If you filed for an extension of time to file this return/report, check here and attach a copy of the approved extension > [ ]
-------------------------------------------------------------------------------------------- --------------------------------------
1a   Name and address of plan sponsor (employer, if for a single-employer plan)         1b   Employer identification number (EIN)
     (Address should include room or suite no.)                                              31     1303854
                                                                                        ---------- --------------------------------
                                                                                        1c   Sponsor's telephone number
           WINTON FINANCIAL CORPORATION                                                      (513) 385-3880
                                                                                        -------------------------------------------
           5511 CHEVIOT ROAD                                                            1d   Business code (see instructions,
                                                                                             page 19)
           CINCINNATI, OH 45247                                                              522120
                                                                                        -------------------------------------------
                                                                                        1e   CUSIP Issuer number
                                                                                             N/A
                                                                                        -------------------------------------------
----------------------------------------------------------------------------------
2a   Name and address of plan administrator (if same as plan sponsor, enter "Same")     2b   Administrator's EIN
           SAME
                                                                                        -------------------------------------------
                                                                                        2c   Administrator's telephone number

----------------------------------------------------------------------------------      -------------------------------------------
3a   If the name, address, and EIN of the plan sponsor or plan administrator has changed  since  the last  return/report  filed  for this  plan,  enter  the information from the last  return/report in lines 3a and/or 3b and complete line 3c.
  a  Sponsor....................................................     EIN ....................   Plan number .......................
  b  Administrator..............................................     EIN ..........................................................
  c  If line 3a indicates a change in the sponsor's name, address, and EIN, is this a change in sponsorship only?  (See line 3c on page 8 of the instructions for the definition of sponsorship.)  Enter "Yes" or "No."  >
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4    ENTITY CODE.  (If not shown, enter the applicable code from page 8 of the                    A
     instructions.)  >
--------------------------------------------------------------------------------------       --------------------------------------
5a   Name of plan >   WINTON SAVINGS & LOAN CASH & DEFERRED PLAN......................       5b   Effective date of plan (mo., day,
                                                                                                  yr.)
 .....................................................................................            01/01/1983
--------------------------------------------------------------------------------------       --------------------------------------
     All filers must complete 6a through 6d, as applicable.                                  5c   Three-digit
6a   [ ] Welfare benefit plan                   6b  [X]  Pension benefit plan.                    plan number  >    002
                                                                                             --------------------------------------
                                                                                             ---  ---  ---  ---  ---  ---  ---  ---
     (Enter the applicable codes from                                                }        2
                                                                                             ---  ---  ---  ---  ---  ---  ---  ---
                                                                                             ---  ---  ---  ---  ---  ---  ---  ---
     page 9 of the instructions in the boxes.)                                       }
                                                                                             ---  ---  ---  ---  ---  ---  ---  ---


                                                                                             ---  ---  ---  ---  ---  ---  ---  ---
6c   Pension plan features.  (Enter the applicable                                            C    G
     pension plan feature codes from page 9 of the instructions in the boxes.)               ---  ---  ---  ---  ---  ---  ---  ---

6d   [ ] Fringe benefit plan.  Attach Schedule F (Form 5500).  See instructions.
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Caution:  A penalty for the late or incomplete filing of this return/report will be assessed unless reasonable cause is established.
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Under penalties or perjury and other penalties set forth in the instructions,  I declare  that  I have  examined this return/report, including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete.

Signature of employer/plan sponsor  > /s/ James W. Brigger, Secretary...................................Date  > 4/6/00.............
Type or print name of individual signing for employer/plan sponsor    JAMES W BRIGGER, SECRETARY ..................................
Signature of plan administrator  > /s/ James W. Brigger, Secretary......................................  Date  > 4/6/00...........
Type or print name of individual signing for plan sponsor    JAMES W BRIGGER, SECRETARY
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For Paperwork Reduction Act Notice, see the instructions for Form 5500-C/R.                                     Form 5500-C/R (1998)
HLA
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
Form 5500-C/R  (1998) 5500-R filers,  complete  pages 1 and 2 only.  Form 5500-C filers, complete page 1, skip page 2, and complete pages 3 through 6. Page 2
------------------------------------------------------------------------------------------------------     ------  ------   ------
  6e Check investment arrangement(s): (1) [ ] Master trust  (2) [ ] Common/Collective trust                          Yes      No
     (3)[ ] Pooled separate account
------------------------------------------------------------------------------------------------------     ------  ------   ------
  7a Total participants:  (1) At the beginning of plan year >  78....(2) At the end of plan year >  109...
   b Enter number of participants with account balances at the end of the plan year (defined
     benefit plans do not complete this item) >   84......
   c (1) Were any participants in the pension benefit plan separated from service with a deferred
     vested benefit for which a Schedule SSA (Form 5500) is required to be attached?  (See instructions)    7c(1)              x
                                                                                                            ------  ------   ------
     (2)If "Yes," enter the number of separated participants required to be reported >
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                                                                                                            ------  ------   ------
  8a Was this plan terminated during this plan year or any prior plan year?  If "Yes," enter the year >....  8a                x
                                                                                                            ------  ------   ------
   b  Were  all  the  plan  assets  either   distributed  to  participants  or beneficiaries,
      transferred to another 8b x plan, or brought under the control of PBGC?                                8b                x

                                                                                                            ------  ------   ------
   c  If line 8a is  "Yes,"  and  the  plan is  covered  by  PBGC,  is the  plan continuing to file PBGC
      Form 1 and pay premiums until the end of the plan year in which assets are distributed or brought
      under the control of PBGC?                                                                             8c       n/a
------------------------------------------------------------------------------------------------------      ------  ------   ------
  9  Is this a plan established or maintained pursuant to one or more collective bargaining agreements?...   9                 x
                                                                                                            ------  ------   ------
 10  If any benefits are provided by an insurance company, insurance service, or similar organization, enter the number of Schedules A (Form 5500), Insurance Information, that are attached.
     If none, enter -0-. >        0
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                                                                                                            ------  ------   ------
11a  (1)Were any plan amendments adopted during this plan year?.......................................       11a(1)            x
                                                                                                            ------  ------   ------
     (2)Enter the date the most recent amendment was adopted >  Month   3... Day   31... Year  1997...
                                                                                                            ------  ------   ------
   b If line 11a is "Yes," did any amendment result in a retroactive reduction of accrued benefits for any
     participant?                                                                                            11b
                                                                                                            ------  ------   ------
   c If line 11a is "Yes," did any amendment change the information contained in the latest summary plan
     description or summary description of modifications available at the time of the amendment?             11c
                                                                                                            ------  ------   ------
   d If line 11c is "Yes," has a summary plan description or summary description of modifications that
     reflects the plan amendments referred to on line 11c been furnished to participants?                    11d
------------------------------------------------------------------------------------------------------      ------  ------   ------
12a  If this is a pension benefit plan subject to the minimum funding  standards, has the plan
     experienced a funding deficiency for this plan year?  (See instructions).........................       12a
                                                                                                            ------  ------   ------
  b  If line 12a is "Yes," have you filed Form 5330 to pay the excise tax?............................       12b
                                                                                                            ------  ------   ------
  c  Is the plan  administrator  making an election under section 412(c)(8) for an amendment adopted
     after the end of the plan year? (See instructions.)                                                     12c
                                                                                                            ------  ------   ------
  d  If a change in the actuarial funding method was made for the plan year pursuant to a Revenue
     Procedure providing automatic approval for the change, indicate whether the plan sponsor/
     administrator agrees to the change.                                                                     12d
------------------------------------------------------------------------------------------------------      ------  ------   ------
13a  Total plan assets as of the beginning    3,013,803    and end      3,842,923     of the plan year
  b  Total liabilities as of the beginning                 and end                    of the plan year
  c   Net assets as of the beginning>         3,013,803    and end    > 3,842,923     of the plan year
------------------------------------------------------------------------------------------------------      ------  ------   ------
14   For this plan year, enter:   a  Plan income    891,649        d   Plan contributions      237,861
                                  b  Expenses        62,529        e   Total benefits paid      62,529
                                  c  Net income (loss) (subtract 14b from 14a)  829,120
------------------------------------------------------------------------------------------------------      -----------------------
15   You may NOT use N/A in response to lines 15a through 15o.  If you check "Yes," you must
     enter a a dollar amount in the amount column.  During this plan year:                               Yes    No        Amount

                                                                                               -----    -----  -----  -------------
   a Was this plan covered by a fidelity bond?                                                 15a        x             5,000,000
                                                                                               -----    -----  -----  -------------
   b If line 15a is "Yes," enter the name of the surety company >  OHIO CASUALTY INS. CO.
   c Was there any loss to the plan, whether or not reimbursed, caused by fraud or
     dishonesty?                                                                               15c               x
                                                                                               -----    -----  -----  -------------
   d Was there any sale, exchange, or lease of any property between the plan and the employer, any fiduciary, any of the five most highly paid employees of the employer, any owner of a 10% or more interest in the employer, or relatives of
     any such persons?...................................................................      15d               x
                                                                                               -----    -----  -----  -------------
   e Was there any loan or extension of credit by the plan to the employer, any fiduciary, any of the five most highly paid employees of the employer, any owner of a 10%
     or more interest in the employer, or relatives of any such persons?                       15e               x
                                                                                               -----    -----  -----  -------------
   f Did the plan acquire or hold any employer security or employer real property?.....        15f        x             2,103,899
                                                                                               -----    -----  -----  -------------
   g Has the plan granted an extension on any delinquent loan owed to the plan?........        15g               x
                                                                                               -----    -----  -----  -------------
   h Were any participant contributions transmitted to the plan more than 31 days after
     receipt or withholding by the employer?...........................................        15h               x
                                                                                               -----    -----  -----  -------------
   i Were any loans by the plan or fixed income obligations due the plan classified as
     uncollectible or in default as of the close of the plan year?.....................        15i               x
                                                                                               -----    -----  -----  -------------
   j Has any plan fiduciary had a financial interest in excess of 10% in any party providing
     services to the plan or received anything of value from any such party?                   15j               x
                                                                                               -----    -----  -----  -------------
   k Did the plan at any time hold 20% or more of its assets in any single security, debt,
     mortgage, parcel of real estate, or partnership/joint venture interests?                  15k        x             2,103,899
                                                                                               -----    -----  -----  -------------
   l Did the plan at any time engage in any transaction or series of related transactions
     involving 20% or more of the current value of plan assets?                                15l               x
                                                                                               -----    -----  -----  -------------
   m  Were there any noncash contributions made to the plan the value of which was not
      without an appraisal by an independent third party?                                      15m               x
                                                                                               -----    -----  -----  -------------
   n Were there any purchases of nonpublicly traded securities by the plan the value of
     which was set without an appraisal by an independent third party                          15n               x
                                                                                               -----    -----  -----  -------------
   o Has the plan reduced or failed to provide any benefit when due under the plan because
     of insufficient assets?                                                                   15o               x
---------------------------------------------------------------------------------------        -----    -----  -----  -------------
16a Is the plan covered under the Pension Benefit Guaranty Corporation termination insurance program?
    [ ] Yes   [ ] No   [ ] Not determined
  b If line 16a is "Yes" or "Not determined," enter the employer identification numberand the plan number used to identify it.
   Employer identification number>                                   Plan number>
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
                                                Annual Return Of Fiduciary
        SCHEDULE P                                                                                           CMB Nos. 1210-0016
                                                                                                             --------------------
        (Form 5500)                               Of Employee Benefit Trust                                           1998
                                                                                                             --------------------
Department of the Treasury            >File as an attachment to Form 5500, 500-C/R, or 5500-EZ.                 This Form Is Open
 Internal Revenue Service    >For the Paperwork Reduction Notice, see page 1 of the Form 5500 instructions.   to Public Inspection.
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For trust  calendar  year 1998 or fiscal  year  beginning  October 1, 1998,  and ending September 30, 1999.
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 Please    1a  Name of trustee or custodian
               ROBERT L. BOLIN, JAMES W. BRIGGER, MARY ELLEN LOVETT
           ----------------------------------------------------------------------------------------------------------------------

 type or    b  Number, street, and room or suite no. (If a P.O. box, see the instructions for Form 5500, 5500-C/R, or 5500-EZ.)

               5511 CHEVIOT ROAD
           ----------------------------------------------------------------------------------------------------------------------

 print      c  City or town, state and ZIP code

               CINCINNATI OH  45247
           ----------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------               ---------------------------------------
2a    Name of trust                                                                       b  Trust's employer identification number

      WINTON SAVINGS & LOAN CASH & DEFERRED PLAN                                                |
---------------------------------------------------------------------------               ---------------------------------------
3     Name of plan if different from name of trust


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4     Have you furnished the participating employee benefit plan(s) with the trust financial information required
      to be reported by the plan(s)?........................................................................  [ ]  Yes    [ ]  No

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5     Enter the plan sponsor's employer identification number as shown on Form 5500,
      5500-C/R, or 5500-EZ.........................................................>           31  | 1303854
---------------------------------------------------------------------------               ---------------------------------------
Under penalties of perjury, I declare that I have examined this schedule, and to the best of my knowledge and belief it is true, correct, and complete.

Signature of Fiduciary >/s/ James W. Brigger                                                     Date>
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
Instructions
Section references are to the Internal Revenue Code.                        trust EIN, enter the EIN you would use on Form 1099-R to
                                                                            report distributions from employee benefit plans and on
Purpose  of Form                                                            Form 945 to report withheld amounts of income tax from
                                                                            those payments.
You may use this schedule to satisfy the requirements under                 Note: Trustees who do not have an EIN may apply for one
section 6033(a) for an annual information return from every                 on Form SS-4 Application for Employer Identification
section 401(a) organization exempt from tax under section                   Number, You must be consistent and use the same EIN for
501(a).                                                                     all trust reporting purposes.
     Filing this form will start the running of the statue of
limitations under Section 6501(a) for any trust described in                Signature
section 401(a), which is exempt from tax under section                      The fiduciary (trustee or custodian) must sign this
501(a).                                                                     schedule.  If there is more than one fiduciary, the
                                                                            fiduciary authorized by the others may sign.
Who May File
     1.  Every trustee of a trust created as part of an employee            Other Returns and Forms That May Be
benefit plan as described in section 401(a).                                Required
     2.  Every custodian of a custodial account described in                - Form 990 -T --For trusts described in section 401(a),
section 401(f).                                                             a tax is imposed on income derived from business that is
                                                                            unrelated to the purpose for which the trust received a
How to File                                                                 tax exemption. Report this income and tax on Form 990-T,
File Schedule P (Form  5500) for the trust  year  ending  with or           Exempt Organization Business Income Tax Return, (See
within any participating  plan's plan year. Attach it to the Form           sections 511 through 514 and the related  regulations.)
5500, 5500-C/R,  or 5500-EZ  filed by the plan for that plan                - Form 1099-R --If you made payments or distributions to
year. A separately filed Schedule P (Form 5500) will not be                 individual beneficiaries of a plan, report those
accepted.                                                                   payments on Form 1099-R. (See the instructions for ,
                                                                            Form 1099, 10985498, and W-2G.)
                                                                            - Form 945 --If you made payments or distributions to
     If the trust or custodial account is used by more than one             individual beneficiaries of a plan, you may be required
plan, file one Schedule P (Form 5500).  If a plan uses more                 to withhold income tax from those payments.  Use Form
than one trust or custodial account for its funds, file one                 945, Annual Return of Withheld Federal Income Tax, to
Schedule P (Form 5500) for each trust or custodial account.                 report taxes withheld from nonpayroll items.  (See
                                                                            Circular E, Employer's Tax Guide (Pub. 15) , for more
Trust's Employer Identification Number                                      information.)
Enter the trust employer identification number (EIN) assigned to the employee benefit trust or custodial account, if one has been issued to you.  The trust EIN should be used for
transactions conducted for the trust.  If you do not have a
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HLA                                                                                                    Schedule P (Form 5500) 1998
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